                               [REX STORES LOGO]


News Announcement                                          For Immediate Release

For further information contact:

Douglas Bruggeman                                          Joseph N. Jaffoni/David Collins
Chief Financial Officer                                    Jaffoni & Collins Incorporated
937/276-3931                                               212/835-8500 or rsc@jcir.com


                    REX STORES REPORTS FISCAL SECOND QUARTER
                       DILUTED EARNINGS PER SHARE OF $0.13


Dayton, Ohio (August 30, 2006) -- REX Stores Corporation (NYSE:RSC) today announced financial results and comparable store sales for the three- and six-month periods ended July 31, 2006 (the Company's 2006 fiscal year).

Net sales in the fiscal 2006 second quarter were $82.1 million compared with $82.5 million in the fiscal 2005 second quarter. Comparable store sales for the three months ended July 31, 2006 rose 3.5%. The Company reports sales performance quarterly and considers a store to be comparable after it has been open six full fiscal quarters. Comparable store sales figures do not include sales of extended service contracts.

For the quarter ended July 31, 2006, income from synthetic fuel limited partnership investments was $0.7 million compared with $10.4 million in the comparable year-ago period. In the fiscal 2006 second quarter, Progress Energy (NYSE:PGN), the purchaser of the Company's partnership interest in the Colona synthetic fuel investments, ceased production at its synthetic fuel facilities as higher oil prices increased the likelihood that Section 29/45K tax credits would be reduced or phased out in 2006. Reflecting this announcement, the Company does not expect future income from the sale of its synthetic fuel interests to be comparable with the levels recorded in fiscal 2005. This could change, should operations resume at plants that have ceased production or should certain plants continue production.

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



REX Stores Reports Second Quarter Results, 8/30/06                        page 2

During the fiscal 2006 second quarter, REX recorded a $1.7 million pre-tax gain from the sale of real estate. Net income in the three months ended July 31, 2006 was $1.5 million, or $0.13 per diluted share, compared to net income of $8.7 million, or $0.70 per diluted share, in the three months ended July 31, 2005. Per share results are based on 11,575,000 and 12,437,000 diluted weighted average shares outstanding for the three-month periods ended July 31, 2006 and 2005, respectively.

Net income in the six-month period ended July 31, 2006 was $3.0 million, or $0.26 per diluted share, compared with net income of $14.8 million, or $1.18 per diluted share, in the six-month period ended July 31, 2005. Per share results are based on 11,607,000 and 12,602,000 diluted weighted average shares outstanding for the six-month periods ended July 31, 2006 and July 31, 2005. Net sales in the 2006 six-month period were $167.8 million compared to $169.9 million in the six months ended July 31, 2005. Comparable store sales in the first six months of fiscal 2006 rose 2.0% compared to the same year-ago period.

As previously announced, REX recently entered into a contingent agreement to invest an additional $11.5 million to $18.0 million in Levelland/Hockley County Ethanol, LLC ("Levelland/Hockley") which plans to commence construction of a 40 million gallon ethanol production facility in Levelland, Texas by November 1, 2006. The additional investment, along with Rex's previously announced $5 million convertible secured promissory note commitment enables REX to secure a majority ownership interest in Levelland/Hockley. In addition to Levelland/Hockley, REX has entered into contingent agreements to invest in three other ethanol plants with annual production capacity of 100 million gallons each, with one of the plants presently under construction. The four investment commitments to date could lead to REX investing over $80 million in ethanol production facilities.

The Company will host a conference call and webcast today at 11:00 a.m. EDT, which are open to the general public. The conference call dial-in number is 212/346-6521; please call ten minutes in advance to ensure that you are connected prior to the presentation. Interested parties may also access the call live via the Investor Relations page of the Company's website, www.rextv.com, or at www.fulldisclosure.com; please allow 15 minutes to register, download and install any necessary software.

Following its completion, a telephonic replay of the call can be accessed through 12:30 p.m. EDT on September 6, 2006 by dialing 800/633-8284 or 402/977-9140 (international callers). The access code for the audio replay is 21301839. Alternatively, a replay will be available on the Internet for 30 days at www.rextv.com or www.earnings.com.
   -------------    ----------------

REX Stores Corporation is a leading specialty retailer of consumer electronic products and appliances. As of July 31, 2006, the Company operated 210 retail stores in 36 states under the trade name "REX." Over the past eight years, REX has also been active in several synthetic fuel investments, and the Company currently has agreements to invest in four proposed ethanol producing plants.


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



REX Stores Reports Second Quarter Results, 8/30/06                        page 3

This news announcement contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements can be identified by use of forward-looking terminology such as "may," "expect," "believe," "estimate," "anticipate" or "continue" or the negative thereof or other variations thereon or comparable terminology. Readers are cautioned that there are risks and uncertainties that could cause actual events or results to differ materially from those referred to in such forward-looking statements. These risks and uncertainties include the risk factors set forth from time to time in the Company's filings with the Securities and Exchange Commission and among other things: the highly competitive nature of the consumer electronics retailing industry, changes in the national or regional economies, weather, the effects of terrorism or acts of war on consumer spending patterns, the availability of certain products, technological changes, changes in real estate market conditions, new regulatory restrictions or tax law changes relating to the Company's synthetic fuel investments, the fluctuating amount of quarterly payments received by the Company with respect to sales of its partnership interest in a synthetic fuel investment, the potential for Section 29/45K tax credits to phase out based on the price of crude oil adjusted for inflation, and the uncertain amount of synthetic fuel production and resulting income received from time to time from the Company's synthetic fuel investments. As it relates to ethanol investments, risks and uncertainties include among other things: the uncertainty of constructing plants on time and on budget and the price volatility of corn, dried distiller grains, ethanol, gasoline and natural gas.


                                 -tables follow-

REX Stores Reports Second Quarter Results, 8/30/06                        page 4


                     REX STORES CORPORATION AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                    (in thousands, except per share amounts)
                                   (unaudited)


                                                                            Three Months Ended           Six Months Ended
                                                                                 July 31                     July 31
                                                                                 -------                     -------
                                                                            2006          2005          2006           2005
                                                                            ----          ----          ----           ----


NET SALES                                                                $ 82,113       $ 82,515     $ 167,802      $ 169,939
COSTS AND EXPENSES:
   Cost of merchandise sold                                                59,543         57,968       121,241        121,311
                                                                           ------         ------       -------        -------
   Gross profit                                                            22,570         24,547        46,561         48,628
   Selling, general and administrative expenses                            22,361         23,730        45,554         46,037
                                                                           ------         ------        ------         ------

Operating income                                                              209            817         1,007          2,591

INVESTMENT INCOME                                                             287             58           579            132
INTEREST EXPENSE                                                             (497)          (695)         (999)        (1,294)
GAIN ON SALE OF REAL ESTATE                                                 1,735              -         1,735              -
INCOME FROM SYNTHETIC FUEL INVESTMENTS                                        722         10,398         2,785         16,380
                                                                              ---         ------         -----         ------

Income from continuing operations before provision
   for income taxes and discontinued operations                             2,456         10,578         5,107         17,809
PROVISION FOR INCOME TAXES                                                    892          1,652         1,892          2,746
                                                                              ---          -----         -----          -----

Income from continuing operations                                           1,564          8,926         3,215         15,063
Loss from discontinued operations, net of tax                                 (67)          (205)         (229)          (367)
Gain on disposal of discontinued operations, net of tax                       -                -             -            125
                                                                           ------         ------        ------        -------

Net Income                                                                 $1,497         $8,721        $2,986        $14,821
                                                                           ======         ======        ======        =======

WEIGHTED AVERAGE SHARES
OUTSTANDING - BASIC                                                        10,323         10,871        10,235         11,011
                                                                           ======         ======        ======         ======

Basic income per share from continuing operations                           $0.15          $0.82         $0.31          $1.37
Basic loss per share from discontinued operations                               -          (0.02)        (0.02)         (0.03)
Basic income per share on disposal of discontinued operations                  -               -             -           0.01
                                                                           ------         ------        ------        -------
BASIC NET INCOME PER SHARE                                                  $0.15          $0.80         $0.29          $1.35
                                                                            =====          =====         =====          =====

WEIGHTED AVERAGE SHARES
OUTSTANDING - DILUTED                                                      11,575         12,437        11,607         12,602
                                                                           ======         ======        ======         ======

Diluted income per share from continuing operations                         $0.13          $0.72         $0.28          $1.20
Diluted loss per share from discontinued operations                             -          (0.02)        (0.02)         (0.03)
Diluted income per share on disposal of discontinued operations                -               -            -            0.01
                                                                           ------         ------        ------        -------

DILUTED NET INCOME PER SHARE                                                $0.13          $0.70         $0.26          $1.18
                                                                            =====          =====         =====          =====

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


REX Stores Reports Second Quarter Results, 8/30/06                        page 5


                     REX STORES CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)
                                   (unaudited)


                                                                             July 31,      January 31,      July 31,
                                                                               2006            2006           2005
                                                                               ----            ----           ----
   ASSETS
   CURRENT ASSETS:
      Cash and cash equivalents                                             $   5,481    $  20,096    $   1,744
      Accounts receivable, net                                                  4,149        3,457        3,458
      Synthetic fuel receivable                                                 3,171        1,680          786
      Note receivable                                                           5,595         --           --
      Merchandise inventory                                                   123,349       97,371      133,759
      Prepaid expenses and other                                                2,226        2,052        2,807
      Future income tax benefits                                                9,354        9,361       10,929
                                                                            ---------    ---------    ---------
        Total current assets                                                  153,325      134,017      153,483

   PROPERTY AND EQUIPMENT, NET                                                121,994      125,245      128,700
   ASSETS HELD FOR SALE                                                         2,822        1,497        1,669
   OTHER ASSETS                                                                   707          760          915
   FUTURE INCOME TAX BENEFITS                                                  29,228       30,031       27,978
   RESTRICTED INVESTMENTS                                                       2,367        2,318        2,290
                                                                            ---------    ---------    ---------
      Total assets                                                          $ 310,443    $ 293,868    $ 315,035
                                                                            =========    =========    =========

   LIABILITIES AND SHAREHOLDERS' EQUITY
   CURRENT LIABILITIES:
      Notes payable                                                         $    --      $    --      $   4,031
      Current portion of long-term debt                                         2,476        2,389        2,919
      Current portion of deferred income and deferred gain
        on sale and leaseback                                                  11,425       10,883        9,920
      Accounts payable, trade                                                  31,557       19,129       35,599
      Accrued income taxes                                                        597          541         --
      Accrued payroll and related items                                         4,230        7,183        5,093
      Other current liabilities                                                 6,469        5,863        6,623
                                                                            ---------    ---------    ---------
        Total current liabilities                                              56,754       45,988       64,185
                                                                            ---------    ---------    ---------

   LONG-TERM LIABILITIES:
      Long-term mortgage debt                                                  20,117       21,462       28,490
      Deferred income                                                          12,812       12,213       11,387
                                                                            ---------    ---------    ---------
        Total long-term liabilities                                            32,929       33,675       39,877
                                                                            ---------    ---------    ---------

   SHAREHOLDERS' EQUITY:
      Common stock                                                                295          294          293
      Paid-in capital                                                         138,238      135,775      135,496
      Retained earnings                                                       243,884      240,898      227,450
      Treasury stock                                                         (161,657)    (162,762)    (152,266)
                                                                            ---------    ---------    ---------
      Total shareholders' equity                                              220,760      214,205      210,973
                                                                            ---------    ---------    ---------

        Total liabilities and shareholders' equity                          $ 310,443    $ 293,868    $ 315,035
                                                                            =========    =========    =========

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